UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

PRA Health Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36732	46-3640387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4130 ParkLake Avenue

Suite 400

Raleigh, NC 27612

(919) 786-8200

(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders.

(a) (b)

On June 1, 2017, PRA Health Sciences, Inc. (the “Company”) held its 2017 annual meeting of stockholders.  A quorum was present at the meeting, as required by the Company’s Amended and Restated Bylaws.  The immediately following charts set forth the number of votes cast for and against, and the number of abstentions votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 — Election of Directors

The following two individuals were elected to the Company’s Board of Directors to serve as Class III directors until the Company’s 2020 annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Colin Shannon	38,174,839	17,334,711	1,497,736
James Momtazee	35,318,878	20,190,672	1,497,736

Proposal 2 — Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2017

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified.

Votes For	Votes Against	Votes Abstained
56,930,020	63,803	13,463

Proposal 3 — Non-Binding Vote on Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
53,304,510	2,137,855	67,185	1,497,736

Proposal 4 — Non-Binding Vote on Frequency of Executive Compensation Advisory Votes

The stockholders approved, on an advisory, non-binding basis, the holding of an advisory vote on executive compensation every year.

Every Year	Every 2 Years	Every 3 Years	Votes Abstained
52,502,144	5,802	2,921,676	79,928

As described above, the shareholders voted, in an advisory, non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s Board of Directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

Proposal 5 — Approval of the PRA Health Sciences, Inc. 2017 Employee Stock Purchase Plan

The stockholders approved the PRA Health Sciences, Inc. 2017 Employee Stock Purchase Plan.

Votes For	Votes Against	Votes Abstained
55,189,624	255,302	64,624

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Health Sciences, Inc.

Date: June 2, 2017
	By:	/s/ Linda Baddour
	Name:	Linda Baddour
	Title:	Executive Vice President, Chief Financial Officer and Secretary